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                                 EXHIBIT 23.6

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                     CONSENT OF DANIELSON ASSOCIATES INC.



     We hereby consent to the reference in the Joint Proxy Statement/Prospectus forming a part of this Registration Statement on Form S-4 of Susquehanna Bancshares, Inc. to our opinion, dated ______________, 1998, and to our firm, respectively, and to the inclusion of such opinion as an annex to the Joint Proxy Statement/Prospectus.


                                    DANIELSON ASSOCIATES INC.



                                    By
                                      -------------------------------
                                        Arnold G. Danielson, Chairman


Rockville, Maryland
____________, 1998